Trade Accounts Receivable and Other Current Assets	12 Months Ended
Dec. 31, 2023
Trade Accounts Receivable and Other Current Assets
Trade Accounts Receivable and Other Current Assets

12) Trade Accounts Receivable and Other Current Assets

(a) Trade Accounts Receivable

Trade accounts receivable are presented as part of Other current assets, see Note 12(b)—Other Current Assets. Trade accounts receivable are presented net of provisions for expected credit loss. As of December 31, 2023 and 2022, there was no provision for expected credit loss.

(b) Other Current Assets

Other current assets consist of the following:

	At December 31,	At December 31,
(U.S. Dollars in thousands)	2023	2022
Trade receivables	$4,882	$7,662
Trade receivables due from KNOT and affiliates (see Note 19 (d))	—	1,405
Insurance claims for recoveries (see Notes 8 and 20)	124	2,112
Refund of value added tax	1,254	1,173
Prepaid expenses	1,568	1,311
Other receivables	967	1,865
Total other current assets	$8,795	$15,528